Exhibit 10.2

EXECUTION COPY

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (the “Agreement”) is entered into as of July 2, 2024, by and between the undersigned Shareholder and World Health Energy Holding, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company and the undersigned hereto entered into that certain Agreement dated as of June __, 2024 (the “Primary Agreement”; all capitalized terms shall, unless otherwise defined or the context otherwise requires, shall have the meanings ascribed to such terms in the Primary Agreement) pursuant to which, among other things, the undersigned was issued the Agreed Consideration consisting of 25,038,272,832 shares of the Company’s common stock, at a per common stock share effective price of just under $0.0002 (the “Common Stock”);

WHEREAS, the undersigned and the Company desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Common Stock (the “Company Securities”) as hereinafter provided.

NOW THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. LOCK-UP OF SECURITIES.

(a) Shareholder agrees that from the Equity Transfer Date (the “Effective Date”) until the last day of the Lock Up Period, the Shareholder will not make or cause any sale, assignment, transfer, or encumbrance any of the Company Securities that the Shareholder owns or has the power to control the disposition of, either of record or beneficially, except in accordance with Section 5.6 of the Primary Agreement. After the completion of the Lock-Up Period, or if the Shareholder exercises its rights under Section 5.6 of the Primary Agreement, this Agreement will terminate and Shareholder will be free to transfer or dispose of the Company Securities without limitation, except that all such transfers or dispositions shall be in compliance with applicable Securities Laws as described in Section 3 below. Notwithstanding anything to the contrary in this Section 1(a), the Shareholder may assign, distribute or transfer the Company Securities to any of the Shareholder’s affiliates, any entity that is controlled by, controls or is under common control with the Shareholder and any investment fund or other entity controlled or managed by the Shareholder; provided, that in the case of any such assignment, distribution or transfer, the assignee, distributee and transferee shall execute and deliver to the Company a lock−up agreement in the form of this Agreement.

(b) During the Lock-Up Period, Shareholder hereby authorizes the Company to cause any transfer agent for the Company Securities subject to this Lock-Up Agreement to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to the Company Securities, subject to this Agreement for which the Shareholder is the record holder and, in the case of Company Securities subject to this Lock-Up Agreement for which the Shareholder is the beneficial owner but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to the Company Securities subject to this Lock-Up Agreement, if such transfer would constitute a violation or breach of this Agreement.

2. TRANSFER; SUCCESSOR AND ASSIGNS.

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. As provided above, any transfer (not limited to, but including any hypothecation) of stock shall require the transferee to execute a Lock-Up Agreement in accordance with the same terms set forth herein. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3. COMPLIANCE WITH SECURITIES LAWS.

Shareholder shall not at any time following the Lockup Period make any transfer, except (i) transfers pursuant to an effective registration statement under the Securities Act, (ii) transfers pursuant to the provisions of Rule 144, or (iii) if such Shareholder shall have furnished the Company with an opinion of counsel, if reasonably requested by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that the transfer is otherwise exempt from registration under the Securities Act and that the transfer otherwise complies with the terms of this Agreement.

4. OTHER RESTRICTIONS.

(a) Legends. The Shareholder hereby agrees that each outstanding certificate representing shares of Common Stock issued to Shareholder during the Lock-Up Period and all shares issued in book entry form, shall bear legends reflecting the agreements herein.

(b) Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Company, shall be kept with the records of the Company and shall be made available for inspection by any shareholder of the Company. In addition, a copy of this Agreement shall be filed with the Company’s transfer agent of record.

(c) Recordation. The Company shall not record upon its books any transfer to any person except transfers in accordance with this Agreement.

5. NO OTHER RIGHTS

The Shareholder understands and agrees that the Company is under no obligation to register the sale, transfer or other disposition of Shareholder’s Company Securities under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

6. NOTICES.

All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally, electronic transmission (email) or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Company at its principal offices and to Shareholder at the respective addresses furnished to the Company by Shareholder.

7. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

8. RECAPITALIZATIONS AND EXCHANGES AFFECTING SHARES.

The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Company Securities, and to any and all shares of capital stock or equity securities of the Company which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

9. GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

10. COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. ATTORNEYS’ FEES.

If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

12. AMENDMENTS AND WAIVERS.

Any term of this Agreement may be amended with the written consent of the Company and the Shareholder. No delay or failure on the part of the Company in exercising any power or right under this Agreement shall operate as a waiver of any power or right.

13. SEVERABILITY.

If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

14. DELAYS OR OMISSIONS.

No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

15. ENTIRE AGREEMENT.

This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

WORLD HEALTH ENERGY HOLDINGS, INC.

By:	/s/ Giora Rozensweig

SHAREHOLDER

INTENT HQ LIMITED

By:	/s/ Jonathan Laikin